Portfolio of Investments

September 30, 2019 (unaudited)

Positive Change Equity Fund

	Shares	Value
COMMON STOCKS — 99.0%
BELGIUM — 5.0%
Umicore SA	26,880	$1,015,617
CHINA — 3.3%
Tencent Holdings Ltd.	16,200	677,612
DENMARK — 10.3%
Chr. Hansen Holding A/S	10,880	921,686
Novozymes A/S, B Shares	15,530	653,209
Orsted A/S	5,624	522,799
		2,097,694
INDONESIA — 4.5%
Bank Rakyat Indonesia Persero Tbk PT	3,114,900	904,458
IRELAND — 4.4%
Kingspan Group PLC	18,264	891,830
JAPAN — 12.2%
euglena Co., Ltd.*	21,200	178,005
M3, Inc.	50,700	1,226,933
Pigeon Corp.	11,200	463,757
Sysmex Corp.	9,000	604,640
		2,473,335
KENYA — 0.5%
Safaricom PLC	405,400	107,352
NETHERLANDS — 7.7%
ASML Holding NV	5,185	1,285,954
Signify NV	9,963	273,810
		1,559,764
SOUTH AFRICA — 2.8%
Discovery Ltd.	74,074	558,497
SWEDEN — 3.4%
Nibe Industrier AB, B Shares	54,731	693,714
TAIWAN — 6.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	26,037	1,210,200
UNITED KINGDOM — 0.5%
FDM Group Holdings PLC	11,348	103,260
UNITED STATES — 38.4%
ABIOMED, Inc.*	3,168	563,555
Alnylam Pharmaceuticals, Inc.*	6,351	510,747
Alphabet, Inc., Class A *	711	868,231
DexCom, Inc.*	7,352	1,097,212
Ecolab, Inc.	3,543	701,656
Glaukos Corp.*	9,606	600,471
Illumina, Inc.*	4,677	1,422,837
Moderna, Inc.*	17,916	285,223

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2019.

	Shares	Value
Tesla, Inc.*	3,787	$912,175
Xylem, Inc.	10,458	832,666
		7,794,773
TOTAL INVESTMENTS — 99.0% (cost $20,414,208)		$20,088,106
Other assets less liabilities — 1.0%		198,205
NET ASSETS — 100.0%		$20,286,311

*      Non-income producing security.

ADR    -    American Depositary Receipt

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$10,004,155	$10,083,951	$—	$20,088,106
Total	$10,004,155	$10,083,951	$—	$20,088,106

**    Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2019.